UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          MAY 4, 2007 (APRIL 30, 2007)
                Date of Report (Date of earliest event reported)

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-16133                   06-1245881
(State or other jurisdiction    (Commission File No.)           (IRS Employer
     of incorporation)                                       Identification No.)

                               1100 SUMMER STREET
                               STAMFORD, CT 06905

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 323-8668



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

         On April 20, 2007, Delcath Systems, Inc. (the "Company") filed a Form 8-K announcing the resignations of two of its independent directors, Mark
A. Corigliano and Daniel L. Isdaner, on April 16, 2007. On April 17, 2007, the Company appointed Dr. Harold Koplewicz to the Audit Committee, and Robert B. Ladd to each of the Nominating Committee and Compensation and Stock Option Committee of the Company's Board. As a result of these events, the Company's current Board of Directors is composed of four members: two independent directors (Dr. Harold Koplewicz and Robert B. Ladd) and two non-independent directors (Richard Taney and Dr. Samuel Herschkowitz). In addition, each of the Company's three Board committees, the Audit Committee, the Nominating Committee and the Compensation and Stock Option Committee, is composed of two members (Dr. Harold Koplewicz and Robert B. Ladd).

         Following these events, the Company notified the NASDAQ Stock Market ("NASDAQ") that it no longer complies with two provisions of NASDAQ's
Marketplace Rule 4350, which require a listed company's Board of Directors to have a majority of independent directors, and its audit committee to have at least three members. On April 30, 2007, the Company received a letter from NASDAQ notifying the Company that it is not in compliance with these two requirements of Rule 4350, and that, consistent with NASDAQ Marketplace Rules 4350(c)(1) and 4350(d)(4), it has provided the Company a cure period in order to regain compliance, as follows:

o Until the earlier of the Company's next annual shareholders' meeting or April 16, 2008; or

o If the next annual shareholders' meeting is held before October 13, 2007, then the Company must evidence compliance no later than October 13, 2007.

         Since the Company intends to hold its next annual shareholders' meeting on June 5, 2007, the Company has until October 13, 2007 to regain compliance. The Company fully intends to regain compliance with both NASDAQ requirements within the cure period allowed by NASDAQ. The Company has begun to search for a new director who possesses qualifications that will satisfy both the independence and the audit committee requirements of NASDAQ.

         A copy of the press release announcing the receipt of the NASDAQ letter is attached as Exhibit 99.1.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits


99.1 Press Release entitled "Delcath Systems Notified of Deficiency with Nasdaq Independent Director and Audit Committee Requirements" dated May 3, 2007.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 4, 2007                              DELCATH SYSTEMS, INC.

                                     By:        /S/ PAUL M. FEINSTEIN
                                                ------------------------
                                                Name:  Paul M. Feinstein
                                                Title: Chief Financial Officer



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                                  EXHIBIT INDEX




EXHIBIT
NUMBER        DESCRIPTION

     99.1 Press Release entitled "Delcath Systems Notified of Deficiency with Nasdaq Independent Director and Audit Committee Requirements" dated May 3, 2007.